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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                   SEEC, INC.
            (Exact name of registrant as specified in its charter)


             Pennsylvania                                55-0686906
(State of incorporation or organization)   (I.R.S. Employer Identification No.)


    5001 Baum Blvd., Pittsburgh, PA                        15213
(Address of principal executive offices)                 (Zip Code)


SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

                None                                         N/A
                ----                                         ---
(Title of each class to be so registered)         (Name of each exchange on
                                               which class is to be registered)


     If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. / /

     If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. / /

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                         Common Stock, $0.01 par value
                         -----------------------------
                                (Title of class)
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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The description of the Registrant's securities is incorporated by reference to the Registrant's Registration Statement on Form S-1 (File No. 333-14027). The prospectus to be filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933 shall be deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS

         The securities described herein are to be registered pursuant to
         Section 12(g) of the Securities Exchange Act of 1934. Accordingly, the following exhibits required in accordance with Part I to the Instructions as to Exhibits on Form 8-A are being filed.

         1. Amended and Restated Articles of Incorporation of Registrant.*

         2. Amended and Restated Bylaws of Registrant.**


-------------------------

 * Incorporated by reference to Exhibit 3.3 to the Registrant's Registration Statement on Form S-1 (File No. 333-14027).

** Incorporated by reference to Exhibit 3.4 to the Registrant's Registration
   Statement on Form S-1 (File No. 333-14027).
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                                   SIGNATURE
                                   ---------

Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                             SEEC, Inc.

                                             By: RAVINDRA KOKA
                                                --------------------
                                                Ravindra Koka, President
January 15, 1997